. . . OceanFirst Financial Corp. Investor Presentation FIG Partners 21st Bank CEO Forum January 31, 2018 – February 1, 2018 J A N U A R Y 3 1 , 2 0 1 8

. . . Forward Looking Statements In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. I N V E S T O R P R E S E N T A T I O N 2 J A N U A R Y 3 1 , 2 0 1 8

. . . About OceanFirst Financial Corp. 3 J A N U A R Y 3 1 , 2 0 1 8

. . . OceanFirst Financial Corp. • NASDAQ: OCFC • Market Cap: $874.2 million1 • Founded in 1902 • Asset Value of $5.4 billion2 • 46 Branches in Central and Southern New Jersey2 I N V E S T O R P R E S E N T A T I O N 4 1 As of January 25, 2018 2 As of December 31, 2017 J A N U A R Y 3 1 , 2 0 1 8 Headquarters OceanFirst Bank Branches Sun National Bank Branches Loan Office

INVESTOR PRESENTATION

OceanFirst

Investment Thesis

- **Low-Cost and Durable Deposit Base**
  - Cost of deposits is one of the lowest in the state of New Jersey at 32 basis points, increasing slowly in response to rising rate environment
- **Strength of Assets**
  - Strong balance sheet underpins flexibility to grow and diversify the business
- **Digital Innovation**
  - Continuous development and investment in direct banking and cyber security initiatives to stay current with leading industry practices
- **Disciplined and Strategic M&A**
  - Acquired attractive and underappreciated assets in exurban markets at attractive prices
- **Bench Strength**
  - Deep banking, regulatory, M&A, and integration experience
- **Conservative Risk Culture**
  - Effective and efficient commitment to management of credit, interest rate and regulatory / compliance risk
- **Insider Ownership**
  - Substantial insider ownership aligned with shareholder interest

JANUARY 31, 2018

5

INVESTOR PRESENTATION

OCEANFIRST

Commitment to Execution

Our Recent Accomplishments...

- Four Acquisitions in Two Years
- Building a "Digital Culture" Throughout the Bank
- Commercial Loan Growth
- Strong Total Shareholder Return

...Lead to Our Path Forward

- Local to Regional Scale
- Increased Investment in Direct Banking & Digital Engagement
- Reimagining our Real Estate
- Further Loan Portfolio Diversification: Sector, Industry, Geography and Vintage

JANUARY 31, 2018

6

. . . Our Business 7 J A N U A R Y 3 1 , 2 0 1 8

. . . I N V E S T O R P R E S E N T A T I O N 8 Fourth Quarter and Annual Highlights Financial Highlights (4th Quarter) • Core Net Income of $14.9 million • Up 41% y/y • Core Diluted EPS of $0.45 • Up 18% y/y • Net Interest Income of $42.5 million • Up 19% y/y • Core Efficiency Ratio of 53.7% • Down from 61.5% y/y • Quarterly Dividend $0.15 per share • 84th consecutive quarter • 33% payout on core earnings Operational Highlights • Branch consolidation • 15 closed in 2017 • Core deposits1 represent 86% of total deposits; an effective hedge against rising interest rates • $13.6 million of residential loans sold with high risk characteristics • Digital activations rose 29.6% in 2017 • Key regulatory hurdles resolved for the Sun Bancorp, Inc. acquisition J A N U A R Y 3 1 , 2 0 1 8 1 All deposits except certificates of deposit

. . . I N V E S T O R P R E S E N T A T I O N 9 Net Interest Margin Operational Highlights • Cost of deposits increased only 4 bps from 2016 to 2017 • Non-interest bearing deposits are 17% of total deposits • Balanced interest rate risk position (1) Source: Bank Reg Data 3.00 3.10 3.20 3.30 3.40 3.50 3.60 3.70 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Net Interest Margin OceanFirst Bank Peer Average Pe rc en ta ge 3.61 3.34 J A N U A R Y 3 1 , 2 0 1 8 2013 2014 2015 2016 2017 (1)

. . . I N V E S T O R P R E S E N T A T I O N 10 Deposit Growth with Branch Consolidation Strength and Durability of Low-Cost Deposit Position • Target average branch size above $100 million • Consolidated 15 branches in 2017 • Expect to consolidate 17 branches in 2018 • 16 as a result of Sun Bancorp, Inc. acquisition • Deploying Video Teller Machines across footprint • Cost of deposits increased 4 bps in 2017 as compared to the prior year, a deposit beta of 4% in relation to the change in the Federal Funds rate from December 2016 to December 2017 As of December 31, J A N U A R Y 3 1 , 2 0 1 8 To ta l D ep os it s ($ M ill io ns ) 0 10 20 30 40 50 60 70 80 90 100 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 2013 2014 2015 2016 2017 Total Deposits Per Branch Total Deposits Average Deposits Per Branch A verage D eposits Per Branch ($ M illions)

. . . I N V E S T O R P R E S E N T A T I O N 11 Loan Composition Shifting Toward Commercial As of December 31, $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2017 2016 2015 2014 Total Loans Outstanding – Mix Residential Home Equity & Consumer Investor CRE Owner Occupied CRE C&I Loans • Transition towards commercial lending pre- and post-acquisitions (in millions) J A N U A R Y 3 1 , 2 0 1 8 51% 49% Loans by Customer Segment - 2017 Consumer Commercial

. . . 0 100 200 300 400 500 600 700 800 900 1000 1100 Peer 1 Peer 2 Peer 3 Peer 4 OceanFirst Bank Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer Group Average Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 CRE to Total Risk Based Capital 9/30/2017 I N V E S T O R P R E S E N T A T I O N 12 Conservative CRE Portfolio Reflects Strategic Execution Domestic CRE Loans (Construction, Multifamily & Other Nonfarm Non-residential) to Total Risk Based Capital. Supervisory guideline is 300% of TRBC. Peers include: BMTC, DCOM, EGBN, FCF, FFIC, FISI, FLIC, INDB, LBAI, NFBK, ORIT, PGC, SASR, STBA, TMP, TOWN, UVSP and WSFS. Source: BankRegData.com As of September 30, 2017 and does not reflect Sun Bancorp acquisition 224 364 Capacity to grow Investor CRE by $365 million while remaining under 300%. J A N U A R Y 3 1 , 2 0 1 8

. . . I N V E S T O R P R E S E N T A T I O N 13 Generating Consistent Attractive Returns • Continued focus on improving efficiencies through acquisition synergies and branch consolidations 0.70% 0.75% 0.80% 0.85% 0.90% 0.95% 1.00% 1.05% 1.10% 2014 2015 2016 2017 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% Re tu rn o n Ta ng ib le C om m on E qu it y Return on Tangible Common Equity Return on Assets As of December 31, 2017 1 For 2015, 2016 and 2017, excludes merger related expenses. For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities. For 2017, also excludes the effect of accelerated stock award expense and branch consolidation expense. J A N U A R Y 3 1 , 2 0 1 8 Return on A ssets 1 1 1

. . . I N V E S T O R P R E S E N T A T I O N 14 Credit Metrics Reflect Conservative Culture N on -P er fo rm in g Lo an s as P er ce nt o f T ot al L oa ns R ec ei va bl e 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2014 2015 2016 2017 Non-Performing Loans By Source Residential Consumer Commercial Real Estate Commercial & Industrial 1 Net charge-off ratio for 2014 excludes charge-off related to bulk sale of non-performing residential and consumer mortgage loans. Including this charge-off, the ratio is 0.45%. • Increase in non-performing loans at December 31, 2017 is related to the addition of one large commercial loan relationship. This borrower made a $3.7 million principal payment in January 2018. 1.06% 0.91% 0.35% 0.52% Half of the net charge-offs relate to the sale of three high risk acquired loan pools J A N U A R Y 3 1 , 2 0 1 8 0.15% 0.07% 0.15% 0.10% NET CHARGE-OFFS

. . . Our Strategy 15 J A N U A R Y 3 1 , 2 0 1 8

. . . I N V E S T O R P R E S E N T A T I O N 16 Asset Growth Supplemented by Strategic M&A J A N U A R Y 3 1 , 2 0 1 8 Opportunistic Acquisitions of Local Community Banks Target Closing Date Transaction Value Total Assets Colonial American Bank July 31, 2015 $ 12 million $ 142 million Cape Bancorp May 2, 2016 $196 million $1,518 million Ocean Shore Holding Co. November 30, 2016 $146 million $1,097 million Sun Bancorp, Inc. (1) January 31, 2018 $487 million $2,256 million Weighted average(2): Price/Tangible Book Value 155%; Core Deposit Premium 9.2% 1 Data as of merger announcement on June 30, 2017 2 At time of announcement

INVESTOR PRESENTATION

OCEANFIRST

New Jersey Expansion Opportunities


New York
Philadelphia
Middlesex
Mercer
Monmouth
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
Cape May
Headquarters
OceanFirst Bank Branches
Sun National Bank Branches
Loan Office

- New Jersey is a strong market [1]
  - Population of 8.9 million
  - Most densely populated state
  - 11th most populous state
  - Median household income of $72,000
- Significant opportunities for acquisitions to build customer base
- Establishing administrative offices in Red Bank, NJ, and consolidating 19 operating facilities to two locations

[1] US Census Bureau

JANUARY 31, 2018

17

. . . I N V E S T O R P R E S E N T A T I O N 18 Regional Opportunities for M&A Regional banking data as of September 30, 2017 Source: FDIC New York City Metro Area • 9 Banks with Assets Between $400M and $1B • 12 Banks with Assets Between $1B and $10B J A N U A R Y 3 1 , 2 0 1 8 Philadelphia Area • 8 Banks with Assets Between $400M and $1B • 13 Banks with Assets Between $1B and $10B New Jersey • 13 Banks with Assets Between $400M and $1B • 14 Banks with Assets Between $1B and $10B Headquarters OceanFirst Bank Branches Sun National Bank Branches Loan Office

INVESTOR PRESENTATION

Data Driven Digital Strategy

Mobile Deposits Up 53% in 2017	Mobile Activations Up 30% in 2017
48% of Customers Use Online Banking	65,000+ Monthly Bills Paid Online
Certified Digital Banker Training Launched in 4Q17	65 Retail Staff Certified Digital Bankers

Digital Offerings

- Website
- Online Banking Platform
- Mobile App
- Bill Pay
- Apple Pay & Android Pay
- U Choose Rewards
- Pop Money
- Text Banking
- Finance Works
- Online Account Opening
- Biometric ID Verification
- Card Valet

- **Delivering results that are measurable, repeatable, and scalable, which:**
  - Increase customer retention
  - Increase share of wallet
  - Reduce cost to serve
  - Anticipate and support evolving customer needs

As of December 31, 2017

JANUARY 31, 2018

19

INVESTOR PRESENTATION

OceanFirst

Protecting Our Clients with Cyber Security



- Remains current with evolving industry-wide standards
- Real-time analytical tools in place for fraud protection and firewall security
- Use of top tier, neural-based, real-time debit card fraud analytics
- Qualified, certified senior InfoSec personnel, backed up by:
  - Ongoing significant investments in technology, education and training
  - Board of Directors with cyber security focus and expertise

JANUARY 31, 2018

20

. . . I N V E S T O R P R E S E N T A T I O N 21 Strategic Capital Allocation Generates Shareholder Returns • Stable & competitive dividend • 84th consecutive quarter • Historical Payout Ratio of 30% to 40% • 1.8 million shares available for repurchase • Strategic acquisitions in critical new markets • Total Shareholder Return December 31, 2012 to December 31, 2017 of 120%; CAGR 17% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2013 2014 2015 2016 2017 Returned Capital to Shareholders Cash Dividends Share Repurchases A nn ua l R et ur n of C ap it al ($ M ill io ns ) J A N U A R Y 3 1 , 2 0 1 8

INVESTOR PRESENTATION

OceanFirst

An Experienced Management Team

Executive	Title	Years at OceanFirst	Selected Experience
Christopher D. Maher	Chairman, President, Chief Executive Officer	4	Patriot National Bancorp Dime Community Bancshares
Michael J. Fitzpatrick	Executive Vice President, Chief Financial Officer	25	KPMG
Joseph R. Iantosca	Executive Vice President, Chief Administrative Officer	13	BISYS Banking Solutions Newtrend LLC
Joseph J. Lebel III	Executive Vice President, Chief Banking Officer	11	Wachovia Bank N.A. First Fidelity
Steven J. Tsimbinos	Executive Vice President, General Counsel	7	Thacher Proffit & Wood Lowenstein Sandler PC
Grace M. Vallacchi	Executive Vice President, Chief Risk Officer	<1	Office of the Comptroller of the Currency First Union First Fidelity

JANUARY 31, 2018

22

INVESTOR PRESENTATION

OCEANFIRST

OceanFirst Foundation: Serving Our Communities


OCEANFIRST
2017
Dollars

- Over $34.8 million has been granted to organizations serving OceanFirst's market
- Provided $500,000 in grants dedicated to assisting our neighbors after Superstorm Sandy hit the Jersey Shore in 2012
- First foundation established during a mutual conversion to IPO (July 1996)
- Completed merger of Cape Foundation into OceanFirst Foundation in 2016 and merger of Ocean City Home Foundation in 2017
- OceanFirst Foundation has assets of $35 million

JANUARY 31, 2018

23

INVESTOR PRESENTATION

OceanFirst

Investment Thesis

- **Low-Cost and Durable Deposit Base**
  - Cost of deposits is one of the lowest in the state of New Jersey at 32 basis points, increasing slowly in response to rising rate environment
- **Strength of Assets**
  - Strong balance sheet underpins flexibility to grow and diversify the business
- **Digital Innovation**
  - Continuous development and investment in direct banking and cyber security initiatives to stay current with leading industry practices
- **Disciplined and Strategic M&A**
  - Acquired attractive and underappreciated assets in exurban markets at attractive prices
- **Bench Strength**
  - Deep banking, regulatory, M&A, and integration experience
- **Conservative Risk Culture**
  - Effective and efficient commitment to management of credit, interest rate and regulatory / compliance risk
- **Insider Ownership**
  - Substantial insider ownership aligned with shareholder interest

JANUARY 31, 2018

24

. . . Investor Relations Inquiries Jill A. Hewitt Senior Vice President, Director of Investor Relations & Corporate Communications jhewitt@oceanfirst.com (732) 240-4500, ext. 7513 25 J A N U A R Y 3 1 , 2 0 1 8

. . . Appendix 26 J A N U A R Y 3 1 , 2 0 1 8

INVESTOR PRESENTATION

OCEANFIRST

Colonial American Bank Acquisition

- 100% Stock deal, valued at $11.9 million
- In-Market acquisition supports growth objective in towns of Middletown and Shrewsbury, NJ
- Favorable financial terms (adjusted for DTA realization of $2.3 million)
  - Price/Tangible Book Value of 104%
    - Transaction neutral to OCFC book value
  - Price/Core Deposit Premium of 0.4%
- Modest execution risk with conservative assumptions
  - Expected cost saves of 35%, fully realized in 2016
  - Gross credit mark of $2.9 million, 2.4% of loans
- Effective execution (2015)
  - Announcement – February 25
  - Regulatory Approvals - June 17 (68 days following application)
  - Shareholder Approval - July 9
  - Closing – July 31
  - Systems Integration – October 17 (72 days following legal closing)


Middlesex
Mercer
Monmouth
Burlington
Ocean
Supports Retail Expansion in High Value Communities
Headquarters
OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office
Colonial American Retail Branches

JANUARY 31, 2018

27

INVESTOR PRESENTATION

OCEANFIRST

Cape Bancorp Acquisition

- Creates the preeminent New Jersey based community banking franchise operating throughout central and southern New Jersey
- 85% stock and 15% cash, valued at $196 million
- Favorable financial terms
  - Price/Tangible Book Value of 139%
  - Price/Core Deposit Premium of 4.4%
  - Expected accretion to GAAP EPS of 17% in 2017
  - Expected tangible book value dilution of 7.2%, projected earnback of approximately 3.3 years using the cross-over method and 3.8 years on a simple tangible book value earnback calculation
- Modest execution risk with conservative assumptions
  - Expected cost saves of 33%, fully realized by end of 2016
  - Expected one-time, pre-tax transaction expenses of $15.5 million
  - Gross credit mark of $25.5 million, 2.3% of loans
- Effective execution (2016)
  - Announcement – January 5
  - Regulatory Approvals – March 28 (52 days following application)
  - Shareholder Approvals – April 25
  - Closing – May 2
  - Systems Integration – completed October 15


New York
Middlesex
Mercer
Monmouth
Philadelphia
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
Cape May
Headquarters
OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office
Cape Bank Retail Branches and Commercial Loan Offices

JANUARY 31, 2018

28

. . . Ocean Shore Holding Co. Acquisition • Reinforces OceanFirst as the preeminent New Jersey based community banking franchise operating throughout central and southern New Jersey • 80% stock and 20% cash, valued at $181 million • Favorable financial terms(1) • Price/Tangible Book Value of 132% • Price/Core Deposit Premium of 4.9% • Expected accretion to GAAP EPS of over 5% in 2018 • Expected tangible book value dilution of 3.1%, projected earnback of approximately 3.7 years using the cross-over method and 4.1 years on a simple tangible book value earnback calculation • Modest execution risk with conservative assumptions • Expected cost saves of 53%, fully realized by end of 2017 • Expected one-time, pre-tax transaction expenses of $19 million • Gross credit mark of $10.0 million, 1.25% of loans • Effective execution (2016) • Announcement – July 13, 2016 • Regulatory Approvals – October 27, 2016 (72 days following application) • Shareholder Approvals – November 22, 2016 • Closing – November 30, 2016 • Systems Integration – completed May 19, 2017 I N V E S T O R P R E S E N T A T I O N 29 1 At time of announcement J A N U A R Y 3 1 , 2 0 1 8 OceanFirst Bank Branches Ocean City Home Bank Branches

. . . Sun Bancorp, Inc. Acquisition • Valued at approximately $487 million – 85% stock, 15% cash • Price/Tangible Book Value of 169% • Price/Core deposit premium of 12.7% • Financially compelling • 2019E EPS accretion of 3.6% in addition to double digit accretion from Cape and Ocean Shore acquisitions • Earnback of approximately 3.5 years I N V E S T O R P R E S E N T A T I O N 30 Source: SNL Financial. As of announcement date, June 30, 2017. J A N U A R Y 3 1 , 2 0 1 8 Sun National Bank has 15 branches within 3 miles of an OceanFirst Bank branch Headquarters OceanFirst Bank Branches Sun National Bank Branches Loan Office

INVESTOR PRESENTATION

OCEANFIRST

State & Local Tax Sensitivity


Direct Exposure
% of total loan portfolios (total loans of $3,976mm)
3%
7%
90%
No Exposure
Home Equity
Residential Mortgage

- Home Equity Interest Deduction Elimination; $281 mm total exposure
- Residential mortgage borrowers with property taxes in excess of $10,000 - $128 mm total exposure
- At our current weighted average expected loss rate, losses on this exposure would total $2.9 mm

- OceanFirst's exposure to tax law changes is *de minimis* to overall portfolio size and financial position
- Impacted Loans 83% CLTV < 70%

JANUARY 31, 2018

31

. . . OceanFirst Milestones – 116 Years of Growth J A N U A R Y | 2 0 1 8 I N V E S T O R P R E S E N T A T I O N 32 1902 1985 1996 1999 2000 2014 2015 2016 2017 Founded, Point Pleasant, NJ Established Commercial Lending Established Trust and Asset Management Commercial LPO Expansion into Mercer County Announced Merger Agreement with Sun Bancorp, Inc. Colonial American Bank Acquired Created OceanFirst Foundation IPO to Mutual Depositors Branch Expansion into Middlesex County Branch Expansion into Monmouth County OceanFirst Foundation Exceeds $25 Million in Cumulative Grants Cape Bancorp Acquired Ocean Shore Holding Co. Acquired Sun Bancorp, Inc. Acquisition January 31, 2018 2018

. . . Favorable Competitive Position I N V E S T O R P R E S E N T A T I O N 33 J A N U A R Y 3 1 , 2 0 1 8 Institution # of Branches Dep. In Mkt. ($000) TD Bank (Canada) 127 19,832,103 PNC Bank (PA) 140 18,677,979 Wells Fargo (CA) 140 15,484,506 Bank of America (NC) 122 15,058,444 Santander Bank (Spain) 80 6,421,883 OceanFirst Bank # of Branches Dep. In Mkt. ($000) 46 4,198,836 Institution # of Branches Dep. In Mkt. ($000) Sun* 30* 1,670,119* Manasquan 9 1,037,767 Kearny 21 1,007,482 Sturdy Savings 13 690,194 1ST Constitution 15 662,526 Bank of Princeton 8 646,558 Two River 13 634,985 *Merger agreement with OceanFirst announced June 30, 2017. OceanFirst Competitive Position • Responsive • Flexible • Capable • Lending Limit • Technology • Trust • Cash Management • Consumer & Commercial Mega Banks Community Banks Source: FDIC Summary of Deposits, June 30, 2017 Note: Market area is defined as 11 counties in Central and Southern New Jersey • Competing Favorably Against Banking Behemoths and Local Community Banks

. . . Commercial Portfolio Segmentation I N V E S T O R P R E S E N T A T I O N 34 J A N U A R Y 3 1 , 2 0 1 8 As of December 31, 2017 • Diversified portfolio provides protection against industry-specific credit events Total Commercial Loan Exposure by Industry Classification Office 29.2% Industrial/ Warehouse 5.3% Residential Development 9.8% Single Purpose 7.6% Development 6.7% Shopping Center 12.0% Retail Store 8.2% Multi-Family 8.1% Motel 4.9% Miscellaneous 8.2% Real Estate Investment by Property Classification Real Estate Investment 53.9% Construction 4.5% Retail Trade 6.1% Wholesale Trade 3.0% Healthcare 5.9% Accommodations/F ood Services 7.6% Other Services 3.4% Arts/Entertainment/ Recreation 3.3% Manufacturing 2.9% Educational Services 2.4% Public Administration 2.0% Miscellaneous 5.0%